UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2022

GoodRx Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard Santa Monica, CA 90404
(Address of Principal Executive Offices) (Zip Code)

(855) 268-2822

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2022, the Board of Directors (the “Board”) of GoodRx Holdings, Inc. (the “Company”) appointed Romin Nabiey, Senior Vice President, Corporate Controller of the Company as the Company’s Chief Accounting Officer and designated Mr. Nabiey as the principal accounting officer of the Company, in each case effective immediately. Mr. Nabiey succeeds Karsten Voermann, the Company’s Chief Financial Officer, in such role. Mr. Voermann continues to serve as the Company’s principal financial officer.

Mr. Nabiey, 35, has served in various controllership roles at the Company since May 2017, including as our Senior Vice President, Corporate Controller from September 2020 to April 2022, Vice President, Finance & Corporate Controller from January 2019 to September 2020, and Controller from May 2017 to December 2019. Prior to joining the Company, Mr. Nabiey served in management-level accounting and finance roles at Dr. Evidence and NantWorks, a pharmaceutical technology company and a private equity firm in the life science industry, respectively. Prior to those roles, Mr. Nabiey worked as an auditor at Ernst & Young LLP. Mr. Nabiey holds a B.A. in Accounting and a B.A. in Finance from California State University, Fullerton.

The Company has not determined to provide any new or amended compensation for Mr. Nabiey in connection with his appointment. If the Company determines to provide Mr. Nabiey with material new or amended compensation in connection with his appointment, the Company will then amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

By:	/s/ Karsten Voermann
Name:	Karsten Voermann
Title:	Chief Financial Officer

Date: April 25, 2022